UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2018

iMine Corporation
(Exact name of registrant as specified in Charter)

Nevada	000-55233	27-3816969
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8520 Allison Pointe Blvd Ste. 223 #87928

Indianapolis, Indiana 46250

(Address of Principal Executive Offices)

(877) 464-6388

(Registrant’s Telephone number)

Diamante Minerals, Inc.

203-1634 Harvey Avenue

Kelowna, British Columbia, Canada V1Y 6G2

(former name and address of registrant)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas; Suite 1100

New York, New York 10105-0302

Phone: (646) 895-7152

Fax: (212) 370-7889

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On March 19, 2018, the Company issued of 17,500,000 shares of common stock, valued at $350,000, to Daniel Tsai, its newly-elected chief executive officer, pursuant to an employment agreement dated March 19, 2018. The employment agreement is described in Item 5.02.

On March 19, 2018, the Company issued 7,500,000 shares of common stock to a consultant pursuant to a consulting agreement dated March 19, 2018.

The issuance of the shares to the chief executive officer and the consultant was exempt from registration pursuant to Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. The shares are being held for investment and the certificates will bear the Company’s standard investment legend.

On March 20, 2018, the Company authorized the issuance of its 5% two-year convertible secured promissory notes in the principal amount of $500,000. The notes are convertible into common stock at a conversion price of $0.02 per share. The proceeds of the notes are being used to purchase equipment to be used in the mining of crypto currency, and, to the extent that the proceeds of the loan are being used to purchase such equipment, the Company will grant the lender a security interest in the purchased equipment. As of the date of this report, the Company has received $200,000 from the lender and the Company issued notes in the principal amount of $100,000 dated March 16, 2018 and March 20, 2018. The issuance of the notes and, upon conversion of the notes, the common stock is exempt from registration pursuant to Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. The shares are being held for investment and the certificates will bear the Company’s standard investment legend.

On March 22, 2018, the Company entered into a release agreement pursuant to which the Company agreed to issue to Chad Ulansky, its former director and chief executive officer, 1,500,000 in satisfaction of any obligations the Company had to Mr. Ulansky, including obligations under his employment agreement and deferred stock agreement. The issuance of the shares to Mr. Ulansky was exempt from registration pursuant to Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. The shares are being held for investment and the certificates will bear the Company’s standard investment legend.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2018:

i.	Daniel Tsai was appointed as a director by the existing board.
ii.	Upon the election of Mr. Tsai, Chad Ulansky, the Company’s sole director, resigned as director and officer.
iii.	Jennifer Irons resigned as chief financial officer
iv.	Daniel Tsai was appointed as chief executive officer, chief financial officer, president and secretary.

Mr. Tsai, age 38, has been a consultant to privately-owned crypto currency mining operations based in various countries since 2013, and he has been involved in blockchain crypto currency based mining since late 2009. In 2004 he founded and from 2004 until 2009, he operated a China-based virtual-currency “play-money workshop” for massively multiplayer online role-playing games. The company’s business model was to have its employees play massively multiplayer online games to acquire in-game currencies while later selling the in-game currencies for real-world currencies. Mr. Tsai has extensive experience in crypto currency mining, mining pools and mining hardware equipment and design.

On March 19, 2018, the Company entered into a one-year employment agreement with Mr. Tsai, pursuant to which the Company issued to Mr. Tsai 17,500,000 shares of common stock, valued at $350,000, and agreed to pay Mr. Tsai $164,706 to cover the federal income tax on the value of the stock and the tax payment. The shares are fully vested.

In connection with the resignations of Mr. Ulansky and Ms. Irons, the Company entered into release agreements with them pursuant to which the Company agreed to issue 1,500,000 shares of common stock to Mr. Ulansky and pay $25,000 to Ms. Irons in full satisfaction of any obligations, including obligations under employment agreements and deferred stock agreements, the Company has to them.

None of the former officers or directors resigned because of a disagreement on any matter relating to the Company’s operations, policies or practices.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2018, the Company changed its corporate name to iMine Corporation through the merger of the Company with its wholly-owned subsidiary, iMine Corporation, a Nevada corporation (the “Subsidiary”). Pursuant to an agreement and plan of merger between the Company and the Subsidiary, the Subsidiary was merged with and into the Company and the Company’s name was changed to iMine Corporation. The only change to the Company’s articles of incorporation was the change of the Company’s corporate name to iMine Corporation. Pursuant to Section 92A,180 of the Nevada Revised Statutes, the merger did not require stockholder approval. The change of name will take place in the marketplace upon approval by FINRA.

Item 8.01 Other Events.

The Company has been engaged in development of mining assets. However, the Company never generated any revenue from such business and has discontinued such business which will be treated as a discontinued operations. The Company, with new management, intends to engage in the mining for crypto currency which it intends to sell on one or more of the exchanges that have developed for crypto currency. The crypto currency business is highly speculative and the Company can give no assurance that it can or will ever operate profitably.

Item 9.01. Financial Statements and Exhibits.

Exhibits

2.1	Plan and agreement of merger dated March 19, 2018 between the Company and iMine Corporation.
3.1	Articles of merger of iMine Corporation into the Company
99.1	Form of Loan and Security Agreement dated March 20, 2018
99.2	Form of 5% secured convertible promissory note.
99.3	Employment agreement dated March 19, 2018 between the Company and Daniel Tsai.
99.4	Consulting agreement dated March 19, 2018 between the Company and Iconic Private Equity Partners.
99.5	Release agreement between the Company and Chad Ulansky.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMine Corporation

Date: March 22, 2018	By:	/s/ Daniel Tsai
Daniel Tsai
Chief Executive Officer

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